Investor Presentation
Data as of December 31, 2011
Ticker Symbol: FULT (NASDAQ)

▪ This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,”
 “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements.
▪ Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
▪ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
 set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statements

Presentation Outline
 ▪ About Us
 ▪ Corporate Strategy
 ▪ Our Progress in 2011
 ▪ Q/4 Overview
 ▪ Capital
 ▪ Growth Strategies
 ▪ Financial Performance Detail
 ▪ Supplemental Information

About Us (as of 12/31/11)
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 272 community banking offices
▪ Asset size: $16.4 billion
▪ 3,850 team members
▪ Market capitalization: $ 2.0 billion
▪ Book value per common share: $ 9.95
▪ Tangible book value per common share: $ 7.24
▪ Shares outstanding: 200.2 million

A Valuable Geographic Franchise

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

“Listening is Just The Beginning”
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

▪ 2011 Greenwich Excellence Awards in
 Middle Market Banking
▪ Fulton Bank (2 categories)
 ▪ Overall Satisfaction in Banking
 ▪ Treasury Management
▪ National and Regional Winner
▪ Criteria: $10 - 500 million in sales
▪ Nearly 11,500 Business Interviews
Greenwich Associates

▪ Corporate Culture
▪ Customer Commitment
▪ Team-Based Relationship
 Management
▪ Branch Manager Empowerment
▪ Reputation
▪ Brand
Key Resources

▪ Diluted EPS up 24%
▪ Improved ROA
▪ Lower Provision
▪ Core Deposit Growth
▪ Net Interest Margin Expansion
▪ Growth in Other Income
▪ Good Expense Control
▪ Increased Cash Dividend
2011: Progress and Positioning

4th Quarter Overview
▪ Linked Quarter EPS Reduction of 2 Cents
▪ Lower Debit Interchange Revenue
▪ Margin Compression / MBS Premiums
▪ Reduced Mortgage Sales Gains
▪ NJ Merger-Related Marketing Expenses
▪ Sale of Non-Performing Mortgages
▪ Improvement in Credit Metrics

Capital Adequacy (12/31/11)

Potential Uses of Capital
 ▪ Support Organic Growth
 ▪ Dividends to Shareholders
 ▪ Acquisitions
 ▪ Repurchase stock

▪ Be the Bank of Choice for Small Businesses
 in our Markets
▪ Branch Manager the “portal” for Full Menu
 of Corporate Resources
▪ Good Growth with Uncertain Economy
▪ Margin Opportunity with Credit Demand
▪ Customers Still Deleveraging
Deposit Growth

▪ Some Expansion in Q4 / Over 1%
 Annualized
▪ Retention of Profitable Relationships a
 Priority
▪ Growth Offset by Decline in
 Construction Book
▪ Leverage Market Opportunities for
 New Business
▪ Mitigate Risk
Loan Growth

▪ 55 relationships with commitments to lend $20
 million or more
▪ Maximum individual commitment: $33 million
▪ Maximum commitment to any builder/developer:
 $25 million
 ▪ Maximum commitment to any one development project:
 $15 million
▪ Average commercial lending relationship size is
 $468,000
▪ Loans and corresponding relationships are within
 Fulton’s geographic market area
Summary of Larger Loans (12/31/11)

Commercial Loans by Industry (12/31/11)

Construction Exposure
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
6.7%
5.1%
18
(7%)
(23%)
(18%)
(23%)

Non-Interest Income Growth
▪ Fulton Mortgage Company
 ▪ Leverage industry reputation
 ▪ Expand revenue-producing origination staff
▪ Fulton Financial Advisors ($4.0 billion A.U.M.)
 ▪ Brokerage      ($1.8 billion)
 ▪ Commercial RM and retail referrals
▪ Offset Impact of Increased Regulation
 ▪ Value-based fee revisions
 ▪ Household growth / supplementary fee income
 ▪ Avoid erosion of core deposit base

▪ Lean Process Improvement
▪ Branch Consolidation
▪ Appropriate Staff Levels
▪ Leverage Electronic Capabilities
Expense Control

 ▪ Continuation of Longstanding Fiserv
 Relationship
 ▪ 360 Degree View of Customer Relationship
 ▪ Improve Consultative Sales Process
 ▪ Higher Household Penetration / Revenue
 ▪ Implementation Over 2-Year Timeframe
 ▪ Strategy Implementation / Care, Listen,
 Understand and Deliver
Core Platform Upgrade

▪ Improving Credit Metrics
▪ Leveraging Low-Cost Deposit Base
▪ Market Share Opportunities
▪ Judicious Expense Control
▪ Superior Customer Experience
Expected EPS Growth

Goals and Priorities
▪ EPS Growth
▪ ROA Improvement
▪ Spread Management / NIM
▪ Leverage Market Opportunities
▪ Improve Asset Quality
▪ Reduce Credit Costs
▪ Build / Deploy Capital Prudently
▪ Profitable Organic / Acquisitive Growth

Details of Financial
Performance

Income Statement Summary

Income Statement Summary (year ended)

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of December 31, 2011
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen / Frost Bankers, Inc.
First Horizon National
Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.

Peer Group*

Net Interest Margin

Interest Rates (Q4 2011 vs. Q3 2011)

6 month cumulative gap: 1.08
Interest Rate Shocks (12/31/11)
Rate Change NII Change (Annual)  % Change

 +400 bp  + $ 82.5 million  + 14.5%
 +300 bp  + $ 58.0 million  + 10.2%
 +200 bp  + $ 33.4 million  + 5.9%
 +100 bp   + $ 10.1 million  + 1.8%
 - 100 bp  - $ 15.2 million  - 2.7%

Average Loans (Q4 2011 vs. Q3 2011)

Average Loans (Dec 31st - Year to Date)

Average Loan Growth

      Net Charge-Offs To Average Loans

Non-accrual Loans to Loans

Allowance to Loan Losses to Loans

Allowance for Loan Losses to Non-accrual Loans

Provision for Loan Losses (in millions)

Troubled Debt Restructurings

Note: Excludes non-accrual TDRs

Investment Portfolio (12-31-11)

Book Yield 3.37%

Investment MBS & CMO Cash Flows (2011)

Book Price
$101.51
Book Price
$101.87
Book Price
$101.48
Book Price
$101.56

Average Deposits (Q4 2011 vs. Q3 2011)

Average Deposits (Dec 31st - Year to Date)

Average Deposit Growth

Average Core Deposit Growth

Other Income

Other Income (Q4 2011 vs. Q3 2011)

Other Income (Dec 31st - Year to Date)

More Efficient Than Peers

Other Expense (Q4 2011 vs. Q3 2011)

Other Expense (Dec 31st - Year to Date)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Information

Net Charge-offs (YTD Dec 2011)

Non-performing Loans* (as of 12/31/11)

Loan Delinquency (Key Sectors) YOY
Category	Total (%) 12/31/11	90-Days 12/31/11	Total (%) 12/31/10	90-Days 12/31/10
Commercial Loans	2.64	2.23	2.72	2.36
Consumer, leasing and other	2.82	0.90	2.06	0.58
Commercial Mortgage	3.03	2.47	2.70	2.14
Residential Mortgage	4.87	1.49	8.71	5.06
Construction	11.42	9.87	11.47	10.56
Total Portfolio	3.28	2.39	3.59	2.76

Loan Distribution by State (Q4 2011)

Residential Mtg by State (12/31/11)

Fulton Mortgage Company
▪ Applications $636 million vs. $715
 million (Q4-2011 vs. Q3-2011)
▪ Pipeline $325 million vs. $385 million
 (Q4-2011 vs. Q3-2011)
▪ Sales gains decreased (Q4-2011 vs. Q3
 -2011)
▪ 34% purchase / 66% refinancing (Q4-
 2011 Pipeline)

Residential Mortgage Repurchase Activity
Full year:
▪2011 - Servicing Retained
 ▪  Repurchased  $ 5,343,561.
▪2011 - Servicing Released
 ▪  Repurchased  $ 1,120,382.

C&I Loans by State (12/31/11)

CRE Loans by State (12/31/11)

Construction Loans by State (12/31/11)

Construction Loans by Type (12/31/11)

Shared National Credits          (12/31/11)
Shared National Credits  (12/31/11)

Projected Investment Security Cash Flows

Investment Portfolio - Transactions (4th Quarter 2011)

($ in Thousands)

Projected CD Maturities

Projected FHLB Advance Maturities

Return on Equity and Assets

Total Risk-Based Capital Ratio

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2012-02-02